                                                                   Exhibit 10.35

                            Translation from Russian

Series A
No. 025043
                                                   Copy 1
for the lessee

                                                   Approved by the resolution of
                                                   KhKKL
                                                   (name of local office)

                                                   05/11/97 No. 25

                        Federal Timber Service of Russia

                                 License No. 18
                    for long-term use(lease) of timber tracts

                                                               November 15, 1997

Region: Khabarovsk Territory
City: Vanino Settlement
Owner of timber tracts: Tumninsky leskhoz
Forestry region: Sizimansky, Tumninsky
Full title of the lessee: JSC "Forest-Starma"

for performance of the following types of timber harvesting:

-----------------------------------------------------------------------------------------------------
No         Type of timber      Metric   Tract Nos.           Square, ha   Set annual   Amount of
s.         tract usage         system                                     volume of    lease
                                                                          usage        payments
-----------------------------------------------------------------------------------------------------
           Timber              m(3)     Sizimansky           88,2         235          in
           harvesting in                leskhoz: 21, 22,     thousand     thousand     accordance
           grade III forests            29, 30, 37, 38,      m(2)         m(3)         with
                                        42-44, 48, 49, 55,                             attached
                                        60-63, 68-70, 79,                              annual
                                        80, 86-87, 91, 95-                             calculations
                                        100, 110-112,
                                        117-120, 124,
                                        125, 131, 132,
                                        136-138, Tumninsky
                                        leskhoz: 29-32,
                                        35-39, 43-50,
                                        53-61, 64-70,
                                        73-78, [illegible],
                                        112-117, 125-128,
                                        137-140.
-----------------------------------------------------------------------------------------------------

         Expiration date of this lease shall be November 15, 2046.

         The lessee shall be obligated to provide timber tract usage in accordance with set volume starting January 1, 1998.

         Term and procedure for lease payments: In eight installments in accordance with the Guidelines on rate timber-related fees and lease payments in effect in the Khabarovsk Territory.

         Amount of withholdings for regeneration, ecological considerations, terms and payment procedures: None.

                    Volumes of timber shipments to the state

                                     [none]

         The lessee shall be obligated to implement the following forest maintenance and regeneration measures: In accordance with the lease agreements and set annual volumes.

         Conditions and procedure for financing of forest maintenance and regeneration measures by the timber tract owner: Upon acceptance of work in accordance with Acts, the amount of financing shall be determined expressly in the lease agreement.

         Requirements on the condition of the timber tracts upon the expiration date of this license: Maintenance of the percent of trees on the leased territories no lesser than the one as of the date of issuance of the license.

         Liability of the lessee, territorial (city) authorities and the owner of the timber tract for violation of terms and conditions of the lease: In accordance with the legislation in force.

         Indemnification procedure for losses incurred by the lessee: Shall be determined by the authoritative body which passed the decision that caused losses, by allocating an equal volume timber tract.

         Special considerations: Usage volumes may be changed as a result of closer research of resources upon determining the logging plans, forest management measures and other changes.

         Leskhoz director  /s/ S.I. Radchenko

         License received  /s/ V.S. Sadokhin

         Extension of the term of the license        (blank)

The Pioneer Group, Inc.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

         The undersigned hereby certifies that the translation of License No. 18 for Long-Term Use (Lease) of Timber Tracts in the Khabarovsk Territory dated as of November 15, 1997 issued by the Federal Timber Service of Russia to Closed Joint-Stock Company "Forest-Starma" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000

                                             /s/ Catherine Mannick
                                             -----------------------------------
                                             Name: Catherine Mannick
                                             Title: Vice President and Assistant
                                             General Counsel, The Pioneer Group,
                                             Inc.